Exhibit 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

SECURED PROMISSORY NOTE

March 30, 2016

FOR VALUE RECEIVED, and subject to the terms and conditions set forth herein, AkaRx, Inc., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to the order of Eisai Inc. or its assigns (the “Lender”), on or before the Maturity Date or at such times as specified below an amount equal to the sum of (a) all Out-of-Pocket Expenses and (b) all Services Fees due and owing to Lender under and in accordance with the terms and conditions of the Transition Services Agreement (the “Loan”), together with all accrued interest thereon, as provided in this Secured Promissory Note (this “Note”).  The Borrower and the Lender are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

1.     Definitions. The following terms when used herein shall have the meanings set forth in this Section 1.

“Affiliate” means, with respect to any Person, any Person controlling, controlled by or under common control with such Person.  For purposes of this definition, “control” means, with respect to any entity, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities (or other ownership interest), by contract or otherwise.

“Anti-Terrorism Law” means any Law related to money laundering or financing terrorism, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56) (the “USA PATRIOT Act”), the Currency and Foreign Transactions Reporting Act, 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959) (also known as the “Bank Secrecy Act”), the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) and Executive Order 13224 (effective September 24, 2001).

“Applicable Rate” means five percent (5%) per annum.

“Blocked Person” means any Person that (a) is publicly identified on the most current list of “Specially Designated Nationals and Blocked Persons” published by the Office of Foreign Assets Control of the US Department of the Treasury (“OFAC”) or resides, is organized or chartered, or has a place of business in a country or territory subject to OFAC sanctions or embargo programs or (b) is publicly identified as prohibited from doing business with the United States under the International Emergency Economic Powers Act, the Trading With the Enemy Act, or any other Law.

“Borrower” has the meaning set forth in the introductory paragraph.

“Business Day” means any day, other than a Saturday or a Sunday, on which commercial banks in New York City are not required or authorized by Law to remain closed.

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and  230.406.

“Company Sale” means (a) any Person or group (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) other than Purchaser or its Affiliates becomes the beneficial owner, directly or indirectly, of more than 50% of the outstanding Equity Interests of the Borrower or any direct or indirect parent company of the Borrower, (b) the sale, transfer or other disposition of all or substantially all of the Borrower’s assets, or (c) the exclusive license by the Borrower to a Third Party of all or substantially all of the Borrower’s rights with respect to the Compound and any Product.

“Compound” means [***].

“Debt” of the Borrower, means all (a) indebtedness for borrowed money; (b) obligations for the deferred purchase price of property or services, except trade payables arising in the ordinary course of business; (c) obligations evidenced by notes, bonds, debentures or other similar instruments; (d) obligations as lessee under capital leases; (e) obligations in respect of any interest rate swaps, currency exchange agreements, commodity swaps, caps, collar agreements or similar arrangements entered into by the Borrower providing for protection against fluctuations in interest rates, currency exchange rates or commodity prices or the exchange of nominal interest obligations, either generally or under specific contingencies; (f) obligations under acceptance facilities and letters of credit; (g) guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a creditor against loss, in each case, in respect of indebtedness set out in clauses (a) through (f) of a Person other than the Borrower; and (h) indebtedness set out in clauses (a) through (g) of any Person other than Borrower secured by any lien on any asset of the Borrower, whether or not such indebtedness has been assumed by the Borrower.

“Default” means any of the events specified in Section 9 which constitutes an Event of Default or which, upon the giving of notice, the lapse of time, or both pursuant to Section 9 would, unless cured or waived, become an Event of Default.

“Default Rate” means, at any time, the Applicable Rate plus two percent (2%).

“Equity Interests” means, with respect to a Person, the common, preferred or other equity of such Person, the voting securities of such Person entitled to vote generally in an election of directors (or similar governing persons) of such Person or any non-voting equity securities of such Person.

“Event of Default” has the meaning set forth in Section 9.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.

“Governmental Entity” means any federal, state, provincial, local or foreign court of competent jurisdiction, governmental agency, authority, instrumentality or regulatory body (including any supranational bodies such as the European Union).

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and  230.406.

“Guarantee” means the Guarantee, dated as of the date hereof, by PBM Capital Investments, LLC in favor of the Lender, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

“Law” as to any Person, means any law (including common law), statute, ordinance, treaty, rule, regulation, policy or requirement of any Governmental Entity and authoritative interpretations thereon, whether now or hereafter in effect, in each case, applicable to or binding on such Person or any of its properties or to which such Person or any of its properties is subject.

“Lender” has the meaning set forth in the introductory paragraph.

“Lien” means any mortgage, pledge, hypothecation, encumbrance, lien (statutory or other), charge or other security interest.

“Loan” has the meaning set forth in the introductory paragraph.

“Maturity Date” means the earlier of (a) the second anniversary of the date of this Note and (b) the date on which all amounts under this Note shall become due and payable pursuant to Section 10 or Section 11.

“Note” has the meaning set forth in the introductory paragraph.

“Order” as to any Person, means any order, decree, judgment, writ or injunction of any Governmental Entity, in each case, applicable to or binding on such Person or any of its properties or to which such Person or any of its properties is subject.

“Out-of-Pocket Expenses” has the meaning set forth in the Transition Services Agreement.

“Parties” has the meaning set forth in the introductory paragraph.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.

“Product” means (a) any product containing the Compound, whether as a sole active ingredient or in any combination with other active ingredients, and (b) any line extensions, synthetic versions, other administration forms, presentations, dosages, formulations, back-ups, improvements or next generation products for or of any such product.

“Purchaser” means PBM AKX Holdings, LLC.

“Security Agreement” means the Security Agreement, dated as of the date hereof, by and between the Borrower and Lender, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

“Services Fees” has the meaning set forth in the Transition Services Agreement.

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and  230.406.

“Stock Purchase Agreement” means the Stock Purchase Agreement, dated as of the date hereof, by and between the Purchaser and Lender, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

“Third Party” means any Person other than the Borrower, the Lender and their respective Affiliates and permitted successors and assigns.

“Transition Services Agreement” means the Transition Services Agreement, dated as of the date hereof, by and between the Borrower and Lender, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

2.     Principal Amount; Final Payment Date; Optional Prepayments.

2.1     Principal Amount.  Prior to maturity of this Note, the principal amount of the Loan shall be increased on the date of each invoice delivered by the Lender under the Transition Services Agreement for Services Fees and Out-of-Pocket Expenses to reflect the amount of unpaid Services Fees and Out-of-Pocket Expenses due and owing to the Lender under the Transition Services Agreement and reduced to reflect payments permitted under this Note.

2.2     Final Payment Date. The aggregate unpaid principal amount of the Loan, all accrued and unpaid interest and all other amounts payable under this Note shall be due and payable on the Maturity Date.  This Note shall cease to be of any force or effect following payment in full of all amounts due and payable under this Note on the Maturity Date.

2.3     Optional Prepayment. The Borrower may prepay the Loan in whole or in part at any time or from time to time without penalty or premium by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

3.     Security Agreement.  The Borrower’s performance of its obligations hereunder is secured by a first priority security interest in the collateral specified in the Security Agreement.

4.     Interest.

4.1     Interest Rate. Except as otherwise provided herein, the outstanding unpaid principal amount of the Loan shall bear interest at the Applicable Rate from the date of this Note until the Loan is paid in full, whether at maturity, upon acceleration, by prepayment or otherwise.

4.2     Interest Payment Dates. Interest shall be payable annually in arrears to the Lender on each March 31, commencing March 31, 2017.

4.3     Default Interest. If any amount payable hereunder is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such overdue amount shall bear interest at the Default Rate from the date of such non-payment until such amount is paid in full.

4.4     Computation of Interest. All computations of interest shall be made on the basis of a year of 365 (or 366) days, as the case may be, and the actual number of days elapsed.  Interest

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and  230.406.

shall accrue on the Loan on the day on which the principal amount of this Note is increased, and shall not accrue on the Loan for the day on which it is paid.

4.5     Interest Rate Limitation. If at any time and for any reason whatsoever, the interest rate payable on the Loan shall exceed the maximum rate of interest permitted to be charged by the Lender to the Borrower under applicable Law, such interest rate shall be reduced automatically to the maximum rate of interest permitted to be charged under applicable Law.

5.     Payment Mechanics.

5.1     Manner of Payments. All payments of interest and principal shall be made in lawful money of the United States of America no later than 2:00 PM Eastern Time on the date on which such payment is due by wire transfer of immediately available funds to the Lender’s account at a bank specified by the Lender in writing to the Borrower from time to time.

5.2     Application of Payments. All payments made hereunder shall be applied first to the payment of any fees or charges outstanding hereunder, second to accrued interest, and third to the payment of the principal amount outstanding under this Note.

5.3     Business Day Convention. Whenever any payment to be made hereunder shall be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension will be taken into account in calculating the amount of interest payable under this Note.

5.4     Evidence of Debt. The Lender is authorized to record on the grid attached hereto as Schedule A the Loan made to the Borrower, each increase in the principal amount of such Loan and each payment or prepayment thereof.  The entries made by the Lender shall, to the extent permitted by applicable Law, absent manifest error, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of the Lender to record such payments or prepayments, or any inaccuracy therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loan in accordance with the terms of this Note.

5.5     Rescission of Payments. If at any time any payment made by the Borrower under this Note is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Borrower’s obligation to make such payment shall be reinstated as though such payment had not been made.

6.     Enforceability. The Borrower hereby represents and warrants to the Lender that each of this Note and the Security Agreement constitutes, its legal, valid and binding obligation, enforceable against it in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar Laws affecting the enforcement of creditors’ rights generally and to general equitable principles (whether considered in a proceeding in equity or at law).

7.     Affirmative Covenants. Until all amounts outstanding under this Note have been paid in full, the Borrower shall:

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and  230.406.

7.1     Maintenance of Existence. (a) Preserve, renew and maintain in full force and effect its corporate or organizational existence and (b) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business.

7.2     Compliance. Comply (a) in all material respects with all of the terms and provisions of its organizational documents; (b) with the Security Agreement and in all material respects with the Transition Services Agreement and other material contracts and agreements; and (c) in all material respects with all Laws and Orders applicable to it and its business.

7.3     Payment Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings, and reserves in conformity with GAAP with respect thereto have been provided on its books.

7.4     Notice of Events of Default. As soon as possible, and in any event within two (2) Business Days, after it becomes aware that a Default or an Event of Default has occurred, notify the Lender in writing of the nature and extent of such Default or Event of Default and the action, if any, it has taken or proposes to take with respect to such Default or Event of Default.

7.5     Further Assurances. Promptly execute and deliver such further instruments and do or cause to be done such further acts as may be necessary or advisable to carry out the intent and purposes of this Note and the Security Agreement.

8.     Negative Covenants. Until all amounts outstanding under this Note have been paid in full, the Borrower shall not:

8.1     Liens. Incur, create, assume or suffer to exist any Lien on any of its property or assets, whether now owned or hereinafter acquired except for (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings; (b) carriers’, warehousemen’s, landlord’s, mechanics’, materialmen’s, repairmen’s or non-consensual Liens arising by operation of law, arising in the ordinary course of business, and for amounts which are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings; (c) Liens created pursuant to the Security Agreement; (d) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation; (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower; (g) any interest or title of a lessor or licensor under any lease or license entered into by the Borrower in the ordinary course of its business and covering only the assets so leased or licensed; (h) judgment Liens that do not constitute an Event of Default under Section 9.6 of this Note; (i) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash, securities, commodities and other funds on deposit in one or more accounts maintained by the Borrower, in each case arising in the ordinary course of business in favor of

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and  230.406.

banks, other depositary institutions, securities or commodities intermediaries or brokerages with which such accounts are maintained securing amounts owing to such banks or financial institutions with respect to cash management and operating account management or are arising under Section 4-208 or 4-210 of the UCC on items in the course of collection; (j) Liens securing liabilities to insurance carriers under insurance or self-insurance arrangements; and (k) Liens that are contractual rights of setoff relating to purchase orders and other agreements entered into with customers or suppliers of Borrower in the ordinary course of business.

8.2     Compliance With Anti-Terrorism Regulations.

(a)     (i) Violate any Anti-Terrorism Laws or (ii) engage in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of prohibited offenses designated by the Organization for Economic Co-operation and Development’s Financial Action Task Force on Money Laundering.

(b)     Become a Blocked Person.

(c)      Conduct any business or engage in making or receiving any contribution of goods, services or money to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction related to, any property or interests in property blocked pursuant to any Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

9.     Events of Default. The occurrence and continuance of any of the following shall constitute an Event of Default hereunder:

9.1     Failure to Pay. The Borrower fails to pay (a) any principal amount of the Loan when due or (b) interest or any other amount when due and, in the case of this clause (b), such failure continues for five (5) days.

9.2     Breach of Representations and Warranties. Any representation or warranty made or deemed made by the Borrower to the Lender herein or in the Security Agreement is incorrect in any material respect (disregarding for this purpose any materiality, material adverse effect or similar qualifiers in any such representation or warranty) on the date as of which such representation or warranty was made or deemed made.

9.3     Breach of Covenants. The Borrower fails to observe or perform (a) any covenant, obligation, condition or agreement contained in Section 7.4, (b) any covenant set forth in Section 6.8 (Disposition of Collateral) of the Security Agreement or (c) any other covenant, obligation, condition or agreement contained in this Note or the Security Agreement other than those specified in the immediately preceding clause (a) or (b) or in Section 9.1 and, in the case of this clause (c), such failure continues for 30 days after written notice of such failure to the Borrower.

9.4     Cross-Defaults. The Borrower fails to pay when due any of its Debt having a principal or stated amount individually or in the aggregate in excess of $1,000,000 (other than Debt arising under this Note) or any interest or premium thereon when due (whether by scheduled maturity,

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and  230.406.

acceleration, demand or otherwise) and such failure continues after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt.

9.5     Bankruptcy.

(a)     the Borrower files in any court or with any other Governmental Entity, pursuant to any Law of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Borrower or of its assets;

(b)     the Borrower proposes a written agreement of composition or extension of its debts;

(c)      the Borrower is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition is not dismissed within sixty (60) days after the filing thereof;

(d)     the Borrower consents to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) or for any substantial part of its property or makes any assignment for the benefit of creditors;

(e)      the Borrower admits in writing its inability to pay its debts generally as they become due;

(f)      the Borrower has issued or levied against its property any judgment, writ, warrant of attachment or execution or similar process that represents a substantial portion of its property; or

(g)      the Borrower takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in Section 9.5(a) through 9.5(f) above.

9.6     Judgments. One or more Orders for the payment of money individually or in the aggregate in excess of $1,000,000 not covered by insurance shall be entered against the Borrower and all of such Orders shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof.

9.7     Company Sale.  Any Company Sale shall occur.

10.  Remedies. Upon the occurrence of any Event of Default and at any time thereafter during the continuance of such Event of Default, the Lender may at its option, by written notice to the Borrower (a) declare the entire unpaid principal amount of this Note, together with all accrued interest thereon and all other amounts payable hereunder, immediately due and payable; or (b) exercise any or all of its rights, powers or remedies under the Security Agreement or applicable Law; provided, however that, if an Event of Default described in Section 9.5 shall occur, the unpaid principal of and accrued interest on the Loan shall become immediately due and payable without any notice, declaration or other act on the part of the Lender.  The Borrower agrees to pay on demand all reasonable costs, fees and expenses, including reasonable attorneys’ fees incurred by the Lender in the collection and enforcement of this Note.

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and  230.406.

11.  Additional Acceleration Right.  Upon any material breach by PBM Capital Investments, LLC of any of its obligations under the Guarantee (it being agreed that any breach of Section 5.5 or Section 6 of the Guarantee shall constitute a material breach) that are not cured within thirty (30) days after written notice from Lender of such breach and at any time thereafter prior to the time (if any) at which such breach is cured in accordance with the terms and conditions of the Guarantee, the Lender may at its option, by written notice to the Borrower declare the entire unpaid principal amount of this Note, together with all accrued interest thereon and all other amounts payable hereunder, immediately due and payable.

12.  Miscellaneous.

12.1   Notices.  Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Note (each, a “Notice”) shall be in writing, shall refer specifically to this Note and shall be deemed given only if delivered by hand or sent by email as a PDF attachment (with transmission confirmed by non-automated reply email from the recipient, provided, that any Notice received by e-mail transmission or otherwise at the addressee’s location on any Business Day after 5:00 p.m., Washington, D.C. time shall be deemed to have been received at 9:00 a.m., Washington, D.C. time on the next Business Day) or by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in this Section 12.1 or to such other address as the Party to whom notice is to be given may have provided to the Party giving the Notice at least ten (10) days’ prior to such address taking effect in accordance with this Section 12.1.  Such Notice shall be deemed to have been given as of the date delivered by hand or internationally recognized overnight delivery service or confirmed that it was received by email.  Any Notice delivered by email shall be confirmed by a hard copy delivered as soon as practicable thereafter.

If to the Lender, to:

Eisai Inc.

100 Tice Blvd.

Woodcliff Lake, New Jersey 07677

Facsimile: (201) 746-3204

Attention: General Counsel

with a copy (which shall not constitute notice) to:

Covington & Burling LLP

One CityCenter

850 Tenth Street, NW

Washington, D.C. 20001

Attention:  Michael J. Riella

Facsimile: (202) 662-6291

E-mail: mriella@cov.com

If to the Borrower, to:

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and  230.406.

AkaRx, Inc.

200 Garrett Street, Suite S

Charlottesville, VA 22902

Attention: Sean Stalfort

Facsimile: (434) 980-8196

with a copy (which shall not constitute notice) to:

Cooley LLP

1114 Avenue of the Americas

New York, New York 10036

Attention: Divakar Gupta

12.2        Severability.  If any provision of this Note is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any Party under this Note will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Note shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Note shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Note a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Lender and the Borrower.

12.3        Governing Law. This Note, the negotiation, execution or performance of this Note and any disputes arising under or related hereto shall be governed and construed in accordance with the Laws of the State of Delaware, without reference to its conflicts of law principles that would result in the application of the substantive Law of any other jurisdiction.

12.4        Jurisdiction.  Each Party irrevocably agrees that any action, suit or proceeding against it arising out of or in connection with this Note or disputes relating hereto (whether for breach of contract, tortious conduct or otherwise) shall be brought exclusively in the Court of Chancery of the State of Delaware or, solely if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware, and the appellate courts having jurisdiction thereover (collectively, the “Chosen Courts”), and hereby irrevocably accepts and submits to the exclusive jurisdiction and venue of the Chosen Courts in personam with respect to any such proceeding and waives to the fullest extent permitted by Law any objection that it may now or hereafter have that any such proceeding has been brought in an inconvenient forum.

12.5        Service of Process.  Each of the Parties consents to service of any process, summons, notice or document which may be served in any proceeding in the Chosen Courts, which service may be made by certified or registered mail, postage prepaid, or as otherwise provided in Section 12.1, to such Party’s address set forth in Section 12.1.

12.6        Waiver of Jury Trial.  EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and  230.406.

TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR DISPUTES RELATING HERETO.  EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.6.

12.7   Successors and Assigns.  This Note may not be assigned or transferred by the Lender to any Person other than an Affiliate of the Lender without the prior written consent of the Borrower unless an Event of Default has occurred and is continuing. The Borrower may not assign or transfer this Note or any of its rights hereunder without the prior written consent of the Lender. This Note shall inure to the benefit of, and be binding upon, the Parties and their permitted assigns.

12.8   Waiver of Notice. The Borrower hereby waives demand for payment, presentment for payment, protest, notice of payment, notice of dishonor, notice of nonpayment, notice of acceleration of maturity and all other notices of any kind, diligence in taking any action to collect sums owing hereunder and, to the fullest extent permitted by applicable Law, the right to plead any statute of limitations as a defense to any demand hereunder.

12.9   USA PATRIOT Act. The Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify, and record information that identifies the Borrower, which information includes the name of the Borrower and other information that will allow the Lender to identify the Borrower in accordance with the US PATRIOT Act, and the Borrower agrees to provide such information from time to time to the Lender.

12.10              Amendments and Waivers.  This Note may be amended, modified, superseded or canceled and any of the terms or conditions hereof may be waived only by an instrument in writing signed by each of the Borrower and the Lender or, in the case of a waiver, by or on behalf of the Party waiving compliance.  No course of dealing between the Parties shall be effective to amend or waive any provision of this Note.  The waiver by a Party of any right hereunder or of the failure to perform or of a breach by any other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise.  The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by applicable Law or otherwise available.

12.11              Joint Drafting.  The Parties have participated jointly in the negotiation and drafting of this Note.  In the event an ambiguity or question of intent or interpretation arises, this Note shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Note.

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and  230.406.

12.12              Interpretation.  The Schedule annexed hereto is hereby incorporated in and made a part of this Note as if set forth in full herein.  References to defined terms in the singular shall include the plural and references to defined terms in the plural shall include the singular.  “Extent” in the phrase “to the extent” (or “to the fullest extent”) means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”.  “Including” (and, with correlative meaning, “include”) means including, without limiting the generality of any description preceding or succeeding such term, and the rule of ejusdem generis will not be applicable to limit a general statement preceded, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.  The descriptive headings of the several Sections of this Note are inserted for convenience only, do not constitute a part of this Note and shall not affect in any way the meaning or interpretation of this Note.  All references herein to “Sections” or “Schedules” shall be deemed to be references to Sections of this Note or Schedules hereto unless otherwise indicated.  The terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Note.  All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.  Unless otherwise specified or where the context otherwise requires, (A) wherever used, the word “or” is used in the inclusive sense (and/or), (B) references to a Person are also to its successors and permitted assigns, (C) references to a Law include any amendment or modification to such Law and any rules or regulations issued thereunder, in each case, as in effect at the relevant time of reference thereto, (D) references to monetary amounts are denominated in Dollars, and (E) references to any agreement, instrument or other document in this Note refer to such agreement, instrument or other document as originally executed or, if subsequently amended, replaced or supplemented from time to time, as so amended, replaced or supplemented and in effect at the relevant time of reference thereto.

12.13              Counterparts.  This Note may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.  Delivery of an executed counterpart of a signature page of this Note by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Note.

12.14              Entire Agreement.  This Note, together with Security Agreement, the Schedules expressly contemplated hereby and attached hereto, the Transition Services Agreement and the other agreements, certificates and documents delivered in connection with this Note or the Security Agreement or otherwise in connection with the transactions contemplated hereby and thereby, contain the entire agreement among the Parties with respect to the transactions contemplated hereby or thereby and supersede all prior agreements, understandings, promises and representations, whether written or oral, between the Parties with respect to the subject matter hereof and thereof.

[Signature page follows]

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and  230.406.

IN WITNESS WHEREOF, the Borrower has executed this Note as of date first written above.

AkaRx, Inc.

		By	/s/ Alexander Scott
		Name:	Alexander Scott
		Title:	Vice President

Acknowledged and Agreed:

Eisai Inc.

By	/s/ Ivon Macleod
Name:	Ivon Macleod
Title:	SVP, Treasurer, CFO & CCO

[Signature page to Secured Promissory Note]

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and  230.406.

SCHEDULE A

INCREASES IN PRINCIPAL AMOUNT AND PAYMENTS ON THE LOAN

Date	Amount of Increase	Amount of Principal Paid	Unpaid Principal Amount of Note

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and  230.406.